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                     SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               Form 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported)
                         August 15, 1998

               ContiMortgage Home Equity Loan Trust 1998-2
          (Exact name of registrant as specified in its charter)

                                             16-6476570
                                             16-6476571
                                             16-6476572
         New York             33-339505      16-6476573
(State or Other Jurisdiction (Commission)    (I.R.S. Employer
of Incorporation)             File Number)   Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department             14203-2599
(Address of Principal)                       (Zip Code)


Registrant's telephone number, including area code (716) 842-5589


                              No Change
(Former name or former address, if changed since last report)


Note: Please see page 5 for Exhibit Index                             Page 1


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Item 5.  Other Events.

         On August 15, 1998 a scheduled distribution was made from the Trust to holders of the Class A, B and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of July, 1998 dated August 15, 1998 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of July, 1998 was $716,773.26.

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         Item 7.           Financial Statements, Pro Forma Financial Information
                           and Exhibits.

         (a)               Not applicable

         (b)               Not applicable

         (c)               Exhibits:

           19. Trustee's Monthly Servicing Report for the month of July, 1998.

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                                                              SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    By:     CONTISECURITIES ASSET FUNDING CORP.,
                                            As Depositor



                                            By:      /s/ Robert Riedl
                                            Name:    Robert Riedl
                                            Title:   Vice President,Secretary
                                                     and Treasurer




Dated: August 28, 1998

                                  EXHIBIT INDEX



 Exhibit No.     Description

 19.             Trustee's Monthly Servicing Report for the Month of July, 1998.